                                                                               .
                                                                               .
                                                                               .

                            MONTHLY OPERATING REPORT
                                   CHAPTER 11

CASE NAMES:   Torch Offshore, Inc. (05-10137)

FOR PERIOD:   2/1/2005 to 2/28/2005

               Previously
Form Attached    Waived                       Required Reports/Documents
-------------  ----------       -----------------------------------------------------
    ( X )          ( )          Comparative Balance Sheet (Form 2-B)

    ( X )          ( )          Profit and Loss Statement (Form 2-C)

    ( X )          ( )          Cash Receipts & Disbursements Statement (Form 2-D)

    ( X )          ( )          Supporting Schedules (Form 2-E)

    ( X )          ( )          Narrative (Form 2-F)

    ( X )          ( )          Copies of Bank Statements and Reconciliations of Bank
                                Balance to Book Balance for all Accounts

I declare under penalty of perjury that the following Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date: 3/25/2005                  By:            /s/ Robert E. Fulton
                                     -------------------------------------------
                                       (Robert Fulton - Chief Financial Officer)

                           COMPARATIVE BALANCE SHEET

CASE NAMES: Torch Offshore, Inc. (05-10137)

                                                                                 UNCONSOLIDATED AND UNAUDITED
                                                                       -------------------------------------------------
                                                                            AS OF            AS OF            AS OF
                                                                          1/7/2005         1/31/2005        2/28/2005
                                                                       ---------------  ---------------  ---------------
ASSETS
        CURRENT ASSETS:
          Cash                                                            (414,862.65)     (136,944.19)     (121,846.82)
          Due from affiliates                                          140,610,363.44   141,834,836.11   140,706,216.87
          Accounts receivable-
                           Trade, Net                                    5,996,248.36     5,513,996.30     5,877,867.90
                           Other                                         1,510,412.34                -                -
         Costs and estimated earnings in excess of billings on
         uncompleted contracts                                              55,306.00       116,224.74                -
         Prepaid expenses and other                                      1,823,694.11     1,918,819.48     1,753,463.33
                                                                       --------------   --------------   --------------

                           Total current assets                        149,581,161.60   149,246,932.44   148,215,701.28
                                                                       ==============   ==============   ==============

         PROPERTY AND EQUIPMENT, at cost                                25,918,255.91    25,951,198.70    25,968,259.58
             Less: Accumulated Depreciation                              2,828,709.23     3,006,152.54     3,210,643.66
                                                                       --------------   --------------   --------------
         NET PROPERTY AND EQUIPMENT                                     23,089,546.68    22,945,046.16    22,757,615.92
                                                                       --------------   --------------   --------------

         DEFERRED DRYDOCKING CHARGES                                                -                -                -

         OTHER ASSETS                                                      257,735.15       251,672.17       243,840.99
                                                                       --------------   --------------   --------------

                           Total assets                                172,928,443.43   172,443,650.77   171,217,158.19
                                                                       ==============   ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

        POST-PETITION LIABILITIES
          Accounts payable - trade                                                  -        85,431.59       295,358.08
          Accrued expenses                                                          -     1,024,794.50     2,134,416.03
          Accrued payroll and related taxes                                         -       838,358.39       883,637.32
          DIP line of credit                                                        -                -     1,100,000.00
          Other                                                                     -         2,616.45         2,600.00
                                                                       --------------   --------------   --------------
        TOTAL POST-PETITION LIABILITIES                                             -     1,951,200.93     4,416,011.43
                                                                       --------------   --------------   --------------

        PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
          Accounts payable - trade                                      10,265,679.77    10,265,679.77    10,235,946.47
          Accrued expenses                                               4,819,162.69     4,740,526.71     4,740,526.71
          Accrued payroll and related taxes                                314,428.72                -                -
          Financed insurance premiums                                               -                -                -
          Billings in excess of costs and estimated earnings on
           unbilled contracts                                                       -                -                -
          Finance Facility                                              78,480,670.81    78,480,670.81    78,480,670.81
          Long-term debt                                                14,501,863.55    14,500,840.69    14,501,863.55
          Non-revolving line of credit                                   4,854,535.00     4,854,535.00     4,854,534.50
          Receivable line of credit                                     14,591,971.16    14,591,971.16    14,617,121.66
                                                                       --------------   --------------   --------------
                           Total pre-petition current liabilities      127,828,311.70   127,434,224.14   127,430,663.70
                                                                       --------------   --------------   --------------

        PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
          Long-term debt, less current portion                                      -                -                -
          Other long-term liabilities                                               -                -                -
                                                                       --------------   --------------   --------------
                           Total pre-petition long-term liabilities                 -                -                -
                                                                       --------------   --------------   --------------

                           Total liabilities                           127,828,311.70   129,385,425.07   131,846,675.13
                                                                       ==============   ==============   ==============

        STOCKHOLDERS' EQUITY:
          Common stock                                                     133,960.56       133,960.56       133,960.56
          Preferred stock                                                           -                -                -
          Paid-in-capital                                               85,617,725.99    85,617,725.99    85,617,725.99
          Treasury stock                                                (4,258,064.76)   (4,258,064.76)   (4,258,064.76)
          Deferred compensation                                           (227,718.45)     (219,128.00)     (208,032.00)
          Retained earnings
                           Through filing date                         (36,165,771.61)  (36,165,771.61)  (36,165,771.61)
                           Post filing date                                         -    (2,050,496.48)   (5,749,335.12)
                                                                       --------------   --------------   --------------
                           Total stockholders' equity                   45,100,131.73    43,058,225.70    39,370,483.06
                                                                       --------------   --------------   --------------

                           Total liabilities and stockholders' equity  172,928,443.43   172,443,650.77   171,217,158.19
                                                                       ==============   ==============   ==============

                                                                        FORM 2-B

                           PROFIT AND LOSS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

                                                      UNCONSOLIDATED AND UNAUDITED
                                                  ----------------------------------
                                                      PERIOD OF        PERIOD OF
                                                  1/8/05 - 1/31/05  2/1/05 - 2/28/05
                                                  ----------------  ----------------
REVENUES                                              763,379.00        879,926.00

COST OF REVENUES

    Cost of Sales                                   1,781,558.00      2,532,872.64

                                                   -------------     -------------
GROSS PROFIT (DEFICIT)                             (1,018,179.00)    (1,652,946.64)
                                                   -------------     -------------

    Depreciation & Amortization                       184,828.00        213,672.00

    General and Administrative Expenses               266,948.00        305,858.00

    Other Operating Cost                                       -                 -
                                                   =============     =============

        TOTAL COST OF REVENUES                        451,776.00        519,530.00
                                                   =============     =============

OPERATING INCOME (LOSS)                            (1,469,955.00)    (2,172,476.64)
                                                   =============     =============
OTHER INCOME (EXPENSE)
    Interest expense                                 (580,541.48)      (670,369.00)
    Interest income                                            -                 -
                                                   -------------     -------------
      Total other income (expense)                   (580,541.48)      (670,369.00)
                                                   -------------     -------------

INCOME (LOSS) BEFORE REORG. COSTS & INCOME TAXES   (2,050,496.48)    (2,842,845.64)
                                                   =============     =============
REORGANIZATION COSTS                                           -       (855,993.00)

INCOME TAX EXPENSE                                             -                 -
                                                   =============     =============

NET INCOME(LOSS)                                   (2,050,496.48)    (3,698,838.64)
                                                   =============     =============

                                                                        FORM 2-C

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES:   Torch Offshore, Inc. (05-10137)

FOR PERIOD:   2/1/2005 to 2/28/2005

CASH RECONCILIATION

1. Beginning Cash Balance                                              (136,944.19)

2. Cash Receipts                                        1,046,476.31
                                                        ------------

3. Cash Disbursements                                   1,031,378.94
                                                        ------------

4. Net Cash Flow                                                         15,097.37
                                                                       -----------

5. Ending Cash Balance                                                 (121,846.82)
                                                                       ===========

CASH SUMMARY - ENDING BALANCE

         Account Name             Account #      Amount     Financial Institution
------------------------------  ------------  ------------  ---------------------
Payroll Account                 41-0508-1335     2,846.69       Regions Bank
Employee Benefit Account        41-0508-2285  (149,368.00)      Regions Bank
Cash Collateral Account         41-0517-6247            -       Regions Bank
Cash Collateral Account         41-0517-6255            -       Regions Bank
Cash Collateral Account         41-0517-6263            -       Regions Bank
Employee Benefit Account - DIP  41-0517-6557     4,802.91       Regions Bank
Operation Account - DIP         41-0520-8408   (20,128.42)      Regions Bank
Payroll Account - DIP           41-0520-8815            -       Regions Bank
Nigeria Account                 n/a             40,000.00       n/a
                                              -----------
                                Total         (121,846.82)
                                              ===========

                                                                        FORM 2-D

                             QUARTERLY FEE SUMMARY

CASE NAMES: Torch Offshore, Inc. (05-10137)

                    CASH DISBURSEMENTS
                   --------------------
                   Torch Offshore, Inc.
  Payment Date          (05-10137)       Check No.  Date
-----------------  --------------------  ---------  ----
January                   446,769.40
February                1,031,378.94
March
                      --------------
Total 1st Quarter       1,478,148.34
                      --------------

Quarterly Fee Due           5,000.00
                      --------------

April
May
June
                      --------------
Total 2nd Quarter                  -
                      --------------

Quarterly Fee Due
                      --------------
July
August
September
                      --------------
Total 3rd Quarter                  -
                      --------------

Quarterly Fee Due
                      --------------
October
November
December
                      --------------
Total 4th Quarter                  -
                      --------------

Quarterly Fee Due
                      --------------

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES:  Torch Offshore, Inc. (05-10137)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH RECEIPTS JOURNAL

   Date           Payee                     Account                Amount      Description (Source)
---------  -------------------  ------------------------------  ------------  ---------------------
 2/2/2005  Torch Offshore       Payroll Account                   446,651.93  Intercompany Transfer
2/16/2005  Torch Offshore       Payroll Account                   495,021.47  Intercompany Transfer
2/15/2005  Torch Offshore       Employee Benefit Account          100,000.00  Intercompany Transfer
2/28/2005  Thibodaux Regional   Employee Benefit Account - DIP         93.00  Cobra Payment
2/28/2005  Baptist Healthcare   Employee Benefit Account - DIP         40.95  Cobra Payment
2/28/2005  J. Wagner            Employee Benefit Account - DIP         45.42  Cobra Payment
2/28/2005  B. Edwards           Employee Benefit Account - DIP         30.28  Cobra Payment
2/28/2005  D. Gray              Employee Benefit Account - DIP         48.47  Cobra Payment
2/28/2005  Children's Hospital  Employee Benefit Account - DIP        453.78  Cobra Payment
2/28/2005  TGMC                 Employee Benefit Account - DIP        175.50  Cobra Payment
2/28/2005  D. Breaux            Employee Benefit Account - DIP        546.96  Cobra Payment
2/28/2005  S. Zeevi             Employee Benefit Account - DIP        300.18  Cobra Payment
2/28/2005  J. Leblanc           Employee Benefit Account - DIP        300.18  Cobra Payment
2/28/2005  R. Fulton            Employee Benefit Account - DIP        300.16  Cobra Payment
2/28/2005  E. Ronquillo         Employee Benefit Account - DIP        300.18  Cobra Payment
2/28/2005  M. Nelson            Employee Benefit Account - DIP         48.47  Cobra Payment
2/28/2005  M. Nelson            Employee Benefit Account - DIP        706.46  Cobra Payment
2/28/2005  L. Buras             Employee Benefit Account - DIP        706.46  Cobra Payment
2/28/2005  S. Naomi             Employee Benefit Account - DIP        706.46  Cobra Payment

                                                                ------------
                                Total Cash Receipts             1,046,476.31
                                                                ============

                                                                        FORM 2-D

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH DISBURSEMENTS JOURNAL

   Date         Check No.                      Payee                     Amount          Description (Source)
---------    --------------     -----------------------------------    ----------     --------------------------
 2/2/2005    Direct Deposit     Various Torch Employees                412,520.31     Torch Payroll Check via DD
2/16/2005    Direct Deposit     Various Torch Employees                462,612.91     Torch Payroll Check via DD
 2/4/2005         79289         Torch Employee                           1,257.79     Torch Payroll Check
 2/4/2005         79290         Torch Employee                           1,513.22     Torch Payroll Check
 2/4/2005         79291         Torch Employee                           2,450.63     Torch Payroll Check
 2/4/2005         79292         Torch Employee                             374.81     Torch Payroll Check
 2/4/2005         79293         Torch Employee                             904.17     Torch Payroll Check
 2/4/2005         79294         Torch Employee                              16.40     Torch Payroll Check
 2/4/2005         79295         Torch Employee                           2,388.11     Torch Payroll Check
 2/4/2005         79296         Torch Employee                           1,244.10     Torch Payroll Check
 2/4/2005         79297         Torch Employee                           2,604.85     Torch Payroll Check
 2/4/2005         79298         Torch Employee                           1,131.24     Torch Payroll Check
 2/4/2005         79299         Torch Employee                             521.27     Torch Payroll Check
 2/4/2005         79300         Torch Employee                           1,440.80     Torch Payroll Check
 2/4/2005         79301         Torch Employee                           1,132.80     Torch Payroll Check
 2/4/2005         79302         Torch Employee                             894.51     Torch Payroll Check
 2/4/2005         79303         Torch Employee                           1,519.32     Torch Payroll Check
 2/4/2005         79304         Torch Employee                           1,057.23     Torch Payroll Check
 2/4/2005         79305         Torch Employee                             899.16     Torch Payroll Check
 2/4/2005         79306         Torch Employee                           2,354.05     Torch Payroll Check
 2/4/2005         79307         Torch Employee                             199.48     Torch Payroll Check
 2/4/2005         79308         Torch Employee                           1,734.55     Torch Payroll Check
 2/4/2005         79309         Torch Employee                             919.98     Torch Payroll Check
 2/4/2005         79310         Torch Employee                             149.98     Torch Payroll Check
 2/4/2005         79311         Torch Employee                           2,806.27     Torch Payroll Check
 2/4/2005         79312         Torch Employee                           1,616.90     Torch Payroll Check
 2/4/2005         79313         Torch Employee                           2,137.70     Torch Payroll Check
2/18/2005         79314         Torch Employee                             466.70     Torch Payroll Check
2/18/2005         79315         Torch Employee                           2,450.63     Torch Payroll Check
2/18/2005         79316         Torch Employee                           2,465.08     Torch Payroll Check
2/18/2005         79317         Torch Employee                           1,943.38     Torch Payroll Check
2/18/2005         79318         Torch Employee                             878.13     Torch Payroll Check
2/18/2005         79319         Torch Employee                           1,011.34     Torch Payroll Check
2/18/2005         79320         Torch Employee                             590.83     Torch Payroll Check
2/18/2005         79321         Torch Employee                           1,513.67     Torch Payroll Check
2/18/2005         79322         Torch Employee                           1,540.07     Torch Payroll Check
2/18/2005         79323         Torch Employee                             921.72     Torch Payroll Check
2/18/2005         79324         Torch Employee                           1,462.09     Torch Payroll Check
2/18/2005         79325         Torch Employee                           3,000.27     Torch Payroll Check
2/18/2005         79326         Torch Employee                           1,048.02     Torch Payroll Check
2/18/2005         79327         Torch Employee                           1,930.33     Torch Payroll Check
2/18/2005         79328         Torch Employee                             988.47     Torch Payroll Check
2/18/2005         79329         Torch Employee                             182.85     Torch Payroll Check
2/18/2005         79330         Torch Employee                           1,850.11     Torch Payroll Check
2/18/2005         79331         Torch Employee                             681.07     Torch Payroll Check
2/18/2005         79332         Torch Employee                           1,169.92     Torch Payroll Check
2/18/2005         79333         Torch Employee                             987.67     Torch Payroll Check
2/18/2005         79334         Torch Employee                           1,964.93     Torch Payroll Check
2/18/2005         79335         Torch Employee                           1,223.58     Torch Payroll Check
 2/1/2005         20535         Script Care, Inc                        14,829.63     Employee Benefit Check
 2/2/2005         20605         Brian Granger, MD                           30.00     Employee Benefit Check
 2/2/2005         20606         Bruno U.K. Steiner Rehab Clinic            157.50     Employee Benefit Check
 2/2/2005         20607         Chiropractic Clinic of Gretna              111.88     Employee Benefit Check
 2/2/2005         20608         Clear Lake Fam Physicians, LLP              31.00     Employee Benefit Check
 2/2/2005         20613         Internal Medicine Clinic Houma              55.20     Employee Benefit Check
 2/2/2005         20614         Lakeside Hospital                        1,919.40     Employee Benefit Check
 2/2/2005         20617         Southern E. N. T. Associates Inc            40.00     Employee Benefit Check
 2/2/2005         20619         Stephen D. Goodwin, MD                      14.04     Employee Benefit Check
 2/2/2005         20621         Thibodaux Reegional Medical Center         237.25     Employee Benefit Check
 2/2/2005         20622         Ewsley Medical Cneter                       14.04     Employee Benefit Check
 2/2/2005         20624         West Jefferson Physician Services           29.00     Employee Benefit Check
 2/2/2005         20628         Haydel Dematology                           60.50     Employee Benefit Check
 2/3/2005         20629         Memorail Medical Center                  2,782.10     Employee Benefit Check
 2/3/2005         20630         Ochsner Clinic Slidell                     169.49     Employee Benefit Check
 2/3/2005         20632         Pensacola Primary Care Inc                  79.25     Employee Benefit Check
 2/3/2005         20634         Terrebonne General Medical Center          239.88     Employee Benefit Check
 2/3/2005         20635         TGMC Professional Services                  15.75     Employee Benefit Check
 2/3/2005         20636         The Pathology Laboratory                     4.67     Employee Benefit Check
 2/3/2005         20637         Thibodaux Women's Center, APMC             249.45     Employee Benefit Check
 2/3/2005         20640         NEWCO Womens Medical Center                 85.18     Employee Benefit Check
 2/3/2005         20641         Wortham Clinic                              49.49     Employee Benefit Check
 2/3/2005         20642         Vincent Phillips                            80.69     Employee Benefit Check
 2/3/2005         20643         Thomasville Infirmary                      649.38     Employee Benefit Check

                                                                        FORM 2-D

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

   Date      Check No.                   Payee                      Amount          Description (Source)
---------    ---------    -----------------------------------    ------------     -----------------------
 2/3/2005      20645      Script Care, Inc                          14,275.41     Employee Benefit Check
2/10/2005      20646      Davis, Charles C.                             60.00     Employee Benefit Check
2/10/2005      20647      Bruno U.K. Steiner Rehab Clinic              157.50     Employee Benefit Check
2/10/2005      20648      Children's Clinic of SW LA Inc                33.16     Employee Benefit Check
2/10/2005      20649      Children's Medical Center                     26.05     Employee Benefit Check
2/10/2005      20650      Cotton D. Feray, MD                           51.20     Employee Benefit Check
2/10/2005      20651      David Hunter, MD                             473.04     Employee Benefit Check
2/10/2005      20652      Elberta Clinic                                39.00     Employee Benefit Check
2/10/2005      20653      Family Doctor Clinic                         123.82     Employee Benefit Check
2/10/2005      20654      Cardiovasc Inst of                         2,595.96     Employee Benefit Check
2/10/2005      20655      Family Medical Center                         38.16     Employee Benefit Check
2/10/2005      20656      IMG Healthcare, LLC                          104.80     Employee Benefit Check
2/10/2005      20657      Holland J. Pitre, M.D.                        28.00     Employee Benefit Check
2/10/2005      20658      Houma EMA                                     96.93     Employee Benefit Check
2/10/2005      20659      Houma Famoily Practice Clinic                 72.00     Employee Benefit Check
2/10/2005      20660      Houston Peinatal Assoc.                      553.80     Employee Benefit Check
2/10/2005      20661      Jefferson Radiology Associates                15.24     Employee Benefit Check
2/10/2005      20662      Louisiana Medical Foot Cntr. Assoc.          127.03     Employee Benefit Check
2/10/2005      20663      Memorail Medical Center                    5,622.29     Employee Benefit Check
2/10/2005      20664      Quest Diagnostics                            300.31     Employee Benefit Check
2/10/2005      20665      Ochsner Clinic Slidell                       133.75     Employee Benefit Check
2/10/2005      20666      South Louisiana Medical Assoc.                98.67     Employee Benefit Check
2/10/2005      20667      Southern E. N. T. Associates Inc             441.90     Employee Benefit Check
2/10/2005      20668      Terrebonne General Medical Center          1,506.93     Employee Benefit Check
2/10/2005      20669      Tower Pavilion, PLLC                          21.00     Employee Benefit Check
2/10/2005      20670      Wesley Medical Center                          7.77     Employee Benefit Check
2/10/2005      20671      RENALAB                                      776.05     Employee Benefit Check
2/10/2005      20672      Childrens Hospital                           945.00     Employee Benefit Check
2/10/2005      20673      Consultant Pathology Services                331.50     Employee Benefit Check
2/10/2005      20674      Tulane University Hospital and Clin          373.40     Employee Benefit Check
2/10/2005      20675      West Jefferson Physician Services             97.04     Employee Benefit Check
2/10/2005      20676      Womens and Childrens Hospital                 58.95     Employee Benefit Check
2/10/2005      20677      Ravi A. Vadlamudi, MD                         79.71     Employee Benefit Check
2/10/2005      20678      Reuben Chrestman, MD                         335.07     Employee Benefit Check
2/10/2005      20679      Scott Landry, MD                             107.10     Employee Benefit Check
2/10/2005      20680      Emerald Coast Cermat                          24.00     Employee Benefit Check
2/15/2005      20681      Surgical Ambulatory Services L.            1,740.00     Employee Benefit Check
2/15/2005      20682      Bruno U.K. Steiner Rehab Clinic              132.30     Employee Benefit Check
2/15/2005      20683      Care & Comfort/OB/GYN, LLC                   345.40     Employee Benefit Check
2/15/2005      20684      CHMPC 8298                                   404.59     Employee Benefit Check
2/15/2005      20685      Coastal Chronic Pain Serv PLLC                34.40     Employee Benefit Check
2/15/2005      20686      Crescent City Anesthesia Serv                471.24     Employee Benefit Check
2/15/2005      20687      Emergency Physicians' Center                  14.04     Employee Benefit Check
2/15/2005      20688      Family Doctor Clinic                          40.00     Employee Benefit Check
2/15/2005      20689      Family Doctor Clinic                          40.00     Employee Benefit Check
2/15/2005      20690      Gulf Medical Services Inc                     64.80     Employee Benefit Check
2/15/2005      20691      Heart & Vascular Clinic                      452.95     Employee Benefit Check
2/15/2005      20692      Memorail Medical Center                      130.68     Employee Benefit Check
2/15/2005      20693      Quest Diagnostics                             75.72     Employee Benefit Check
2/15/2005      20694      North Okaloosa Medical Center                913.59     Employee Benefit Check
2/15/2005      20695      Obstetric Gynecology                         155.79     Employee Benefit Check
2/15/2005      20696      West Jefferson Physician Services            149.86     Employee Benefit Check
2/15/2005      20697      R. Barry Lurate, MD                          584.00     Employee Benefit Check
2/15/2005      20698      Stephen D. Goodwin, MD                       556.64     Employee Benefit Check
2/15/2005      20699      Terrebonne General Medical Center             46.30     Employee Benefit Check
2/15/2005      20700      TGMC Professional Services                    12.00     Employee Benefit Check
2/15/2005      20701      TGMC Professional Services                    14.17     Employee Benefit Check
2/15/2005      20702      Thibodaux Regional Medical Center            158.98     Employee Benefit Check
2/15/2005      20703      Ochsner Clinic                               371.53     Employee Benefit Check
2/15/2005      20704      Women's & Children's Path Serv                75.65     Employee Benefit Check
2/15/2005      20705      Bayou Pediatric Associates                    40.00     Employee Benefit Check
2/15/2005      20706      Tulane University Hospital and Clin        1,308.60     Employee Benefit Check
2/15/2005      20707      Melvin Gitlin, MD                            316.80     Employee Benefit Check
2/15/2005      20708      Wayburn J. Hebert                            273.96     Employee Benefit Check
2/15/2005      20709      Heart & Vascular Clinic                       11.43     Employee Benefit Check
2/15/2005      20710      Thomasville Infirmary                        500.00     Employee Benefit Check
2/17/2005      20711      Voisin, Primo P.                           2,677.34     Employee Benefit Check
2/17/2005      20712      River Region Health                          329.40     Employee Benefit Check
2/17/2005      20713      Script Care, Inc                           8,068.65     Employee Benefit Check
2/28/2005        n/a      Regions Morgan 401K Ret. Plan             20,128.42       401K Retirement Plan

                                                                 ------------
                          Total Cash Disbursements               1,031,378.94
                                                                 ============

                                                                        FORM 2-D

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 2/1/2005 to 2/28/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                        Type                                    0-30        31-60     61-90    Over 90
---------------------------------------------------------    ----------    -------    -----    -------
Vendor 003 / A R T CATERING, INC Type: CATERI                 11,816.00         -         -          -
Vendor 010 / ACTION HYDRAULICS, INC.                             180.31         -         -          -
Vendor 028 / BAY TECH EQUIP. RENTALS, INC. Type: RENTAL        9,280.00         -         -          -
Vendor 039 / BOQUET MACHINE SERVICE, INC.                        160.00         -         -          -
Vendor 046 / BUD'S BOAT RENTAL, INC                            6,847.50         -         -          -
Vendor 075 / CUSTOM CRETE-DIVISION OF Type: SAND                 970.00         -         -          -
Vendor 083 / DIVERS SUPPLY, INC                                  501.24         -         -          -
Vendor 100 / EXPLORATION SUPPLIES                                985.87         -         -          -
Vendor 115 / GENERAL MILLS                                     3,060.94         -         -          -
Vendor 120 / GRAND RENTAL                                      1,680.00         -         -          -
Vendor 122 / GREENE'S ENERGY GROUP LLC Type: RENTAL            2,880.00         -         -          -
Vendor 134 / HERMAN RENTALS, INC.                              4,170.00         -         -          -
Vendor 149 / INDUSTRIAL WELDING SUPPLY                           136.10         -         -          -
Vendor 158 / JO-DE EQUIPMENT RENTAL CO                           778.00         -         -          -
Vendor 177 / M/D TOTCO INSTRUMENTATION                         1,720.00         -         -          -
Vendor 184 / MARK TOOL & RUBBER CO.                            3,131.10         -         -          -
Vendor 186 / NES EQUIPMENT RENTAL LP Type: PUMPS               4,410.00         -         -          -
Vendor 187 / MCMASTER CARR SUPPLY CO.                            387.83         -         -          -
Vendor 195 / MORGAN CITY RENTALS                                 106.21         -         -          -
Vendor 248 / SEARS COMMERCIAL ONE                                195.63         -         -          -
Vendor 251 / SEVIN, INC.                                       4,135.43         -         -          -
Vendor 256 / SOUTHLAND STEEL & SUPPLY                            205.98         -         -          -
Vendor 260 / SUBMAR, INC.                                      1,050.00         -         -          -
Vendor 265 / TECH OIL PRODUCTS                                 1,004.50         -         -          -
Vendor 406 / AGI INDUSTRIES                                      562.50         -         -          -
Vendor 438 / WELCH EQUIPMENT RENTALS                             364.00         -         -          -
Vendor 661 / DELTA WAVE COMMUNICATIONS, INC                      168.00         -         -          -
Vendor 668 / FUGRO CHANCE, INC                                 3,165.00         -         -          -
Vendor 873 / HOPE SERVICES, INC.                               1,680.00         -         -          -
Vendor 898 / MARINE SERVICE AND SUPPLY                           180.00         -         -          -
Vendor 907 / DOUSSAN                                           1,876.15         -         -          -
Vendor 909 / INDUSTRIAL AND MARINE EQUIPMEN                      269.67         -         -          -
Vendor 950 / C.E.D., INC                                       1,271.06         -         -          -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.                       1,034.38         -         -          -
Vendor 1096 / ZEE SERVICE CO.                                    349.21         -         -          -
Vendor 1101 / HOSE SPECIALTY & SUPPLY CO.                      3,837.86         -         -          -
Vendor 1107 / DIXIE OFFICE PRODUCTS                              873.05         -         -          -
Vendor 1152 / SHIPYARD SUPPLY                                  5,658.00         -         -          -
Vendor 1245 / LAWSON AND CO., INC.                             2,230.74         -         -          -
Vendor 1261 / ARMAC INDUSTRIES, INC.                          15,810.00         -         -          -
Vendor 1364 / B & B PUMP & EQUIPMENT RENTALS                   1,440.00         -         -          -
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.                     2,288.64         -         -          -
Vendor 1835 / MARSIANIN Type: LABOR                            3,610.50         -         -          -
Vendor 1876 / ALLISON MARINE-FOURCHON, LLC Type: SERVIC       38,539.31         -         -          -
Vendor 2034 / BEARING SERVICE & SUPPLY, INC. Type: BEARIN        608.72         -         -          -
Vendor 2152 / SONSUB Type: RENTAL                             54,000.00         -         -          -
Vendor 2253 / BAY TECH INDUSTRIES, INC.                        1,128.16         -         -          -
Vendor 2427 / STRATOS OFFSHORE SERVICE Type: PHONE             7,661.19         -         -          -
Vendor 2603 / SEATRONICS, INC Type: RENTAL                    14,737.00         -         -          -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS Type: TRUCK          3,549.92         -         -          -
Vendor 2697 / WHITCO SUPPLY CO  Type: FLANGE                     631.02         -         -          -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC Type: ELECT              181.85         -         -          -
Vendor 2946 / TRI-STAR SUPPLY CO., INC. Type: SUPPLY             235.00         -         -          -
Vendor 2957 / DIRECTV Type: SATELL                               419.00         -         -          -
Vendor 2959 / DISH NETWORK                                        24.14         -         -          -
Vendor 080 / DICK DILL BUSINESS FORMS                          2,681.08         -         -          -
Vendor 283 / BELL SOUTH  Type: PHONE                           1,603.94         -         -          -
Vendor 294 / CINGULAR WIRELESS Type: PHONES                       35.30         -         -          -
Vendor 350 / BELL SOUTH LONG DISTANCE Type: PHONE              2,320.47         -         -          -
Vendor 351 / UNITED PARCEL SERVICE Type: POSTAG                   65.95         -         -          -
Vendor 357 / AT & T Type: cell p                                 410.68         -         -          -
Vendor 362 / COMMUNITY COFFEE CO., L.L.C.                        173.86         -         -          -
Vendor 363 / UNISHIPPERS                                         902.82         -         -          -
Vendor 497 / SECRETARY OF STATE-LOUISIANA                         25.00         -         -          -
Vendor 639 / PERRY H. BEEBE & ASSO., INC.                      2,531.00         -         -          -
Vendor 692 / DHL EXPRESS (USA), INC. Type: POSTAG                142.24         -         -          -
Vendor 1005 / SOUTHWESTERN BELL Type: PHONES                      32.52         -         -          -
Vendor 1107 / DIXIE OFFICE PRODUCTS                              872.09         -         -          -
Vendor 1348 / SNELLING PERSONNEL SERVICES                        832.50         -         -          -
Vendor 1359 / AT&T WIRELESS Type: PHONES                         188.41         -         -          -
Vendor 1525 / THE NASDAQ STOCK MARKET, INC. Type: STOCK       30,500.00         -         -          -
Vendor 1620 / AMERICAN STOCK TRANSFER                          1,000.00         -         -          -
Vendor 1656 / SHAREHOLDER.COM                                  2,385.58         -         -          -
Vendor 1779 / CINGULAR WIRELESS                                  178.93         -         -          -
Vendor 2132 / PORTER & HEDGES, L.L.P. Type: LEGAL              6,461.25         -         -          -
Vendor 2678 / RESTECH Type: SERVIC                               500.00         -         -          -
Vendor 2727 / LUGENBUHL, WHEATON, PECK, Type: LEGAL            4,524.00         -         -          -
Vendor 2768 / BSFS EQUIPMENT LEASING Type: PHONES              3,237.56         -         -          -
Vendor 2776 / THOMSON FINANCIAL CORP. GROUP Type: FINANC         540.00    (42.00)        -          -
Vendor 2822 / AMERICAN BUSINESS MACHINES, IN                      90.43         -         -          -
Vendor 2823 / INTEGRATED SOFTWARE SOLUTIONS                      765.00         -         -          -
Vendor 2865 / BT CONFERENCING INC. Type: PHONE                   278.09         -         -          -
Vendor 2875 / DE LAGE LANDEN FINANCIAL SVCS Type: COPIER         793.09         -         -          -
Vendor 533 / THE TIMES PICAYUNE                                  904.20         -         -          -
Vendor 753 / MATT LOWREY                                         812.47         -         -          -
Vendor 1319 / HAND SURGICAL ASSOCIATES                           597.81         -         -          -
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.                       522.50         -         -          -
Vendor 2732 / WILLIAM E. LEWIS Type: EMPLOY                      314.60         -         -          -
                                                             ----------    ------     -----    -------
                                                             295,400.08    (42.00)        -          -
                                                             ==========    ======     =====    =======

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 2/1/2005 to 2/28/2005

ACCOUNTS RECEIVABLE AGING REPORT

         Account Name                   0-30             31-60            61-90           Over 90
-------------------------------     ------------      ------------     ------------     ------------
ENERGY PARTNERS, LTD                  409,680.00      1,485,090.00                -       499,736.17
WILLIAM G. HELLIS                     962,810.47                 -                -                -
MAGNUM HUNTER                         868,593.24                 -                -                -
SONAT                                  60,556.58      1,079,747.47                -                -
TARPON OIL                            511,653.84                 -                -                -
WALTER OIL                                     -                 -        23,333.41        30,333.33
Allowance for Doubtful Accounts       (53,666.61)                -                -                -
                                    ------------      ------------     ------------     ------------
Total Receivables at 2/28/05        2,759,627.52      2,564,837.47        23,333.41       530,069.50
                                    ============      ============     ============     ============

                                                                        FORM 2-E

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 2/1/2005 to 2/28/2005

INSURANCE SCHEDULE

                                                                                  Date of
         Type                         Carrier/Agent               Coverage ($)   Expiration   Premium Paid
----------------------   --------------------------------------   ------------   ----------   ------------
Worker's Compensation    LA Workers Comp Corp                     $  1,000,000    1/26/06

General Liability        Steadfast Ins. Co.                       $  2,000,000    8/14/05

Property (Fire, Theft)   LA Insurance Underwriter Association     $    146,000    7/13/05

Vehicle                  American Guarantee and Liability         $  1,000,000    8/14/05

Excess                   XL Specialty Fireman's Fund Navigators   $ 14,000,000    6/30/05

Primary Hull             XL Specialty                                  Various    6/30/05

Excess Hull              GCM Underwriting Pool                         Various    6/30/05

Protection & Indemnity   American Steamship Owners                $  2,000,000    5/21/05
                         Mutual P&I Association, Inc.

Pollution Liability      Water Quality Insurance Syndicate        $  5,000,000    4/10/05

Equipment Floater        Commonwealth Insurance Co. of America    $  9,493,579    4/10/05

                                                                        FORM 2-E

Case Name: Torch Offshore, Inc.                            Case Number: 05-10137

                               NARRATIVE STATEMENT

                For Period February 1, 2005 to February 28, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Offshore, Inc. (the "Company") is working on a strategy for its plan of reorganization.